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                                    EX-10
                 Exhibit 10.30.3 Guaranty with US Bank

                               EXHIBIT 10.30.3

                                   GUARANTY

                                    AMONG

                       U.S. BANK NATIONAL ASSOCIATION,
                             as Agent and Lender

                                     AND

                         LITHIA MOTORS, INC., and its
                         AFFILIATES and SUBSIDIARIES

                          Dated:  December 22, 1997

      This Guaranty is entered into as of this December 22, 1997, by LITHIA HOLDING COMPANY, L.L.C., LITHIA TLM, L.L.C., LITHIA'S GRANTS PASS AUTO
CENTER, L.L.C., LITHIA DODGE, L.L.C., LITHIA CHRYSLER PLYMOUTH JEEP EAGLE, INC., LITHIA MTLM, INC., LGPAC, INC., LITHIA DM, INC., SATURN OF SOUTHWEST OREGON, INC., LITHIA HPI, INC., LITHIA DE, INC., LITHIA DC, INC., LITHIA FN, INC., LITHIA TKV, INC., LITHIA FVHC, INC., LITHIA VWC, INC., LITHIA NB, INC., LITHIA BB, INC., LITHIA MB, INC., LITHIA JEB, INC., LITHIA RENTALS, INC., LITHIA AUTO SERVICES, INC., LITHIA SALMIR, INC., LITHIA BNM, INC., LITHIA MMF, INC., LITHIA FMF, INC., LITHIA JEF, INC., LITHIA NF, INC., and LITHIA FINANCIAL CORPORATION, (each a "Guarantor" and collectively, the "Guarantors") in favor of the Agent and the Lenders (each as defined below).

                                  RECITALS:

      A. Concurrently with execution of this Guaranty, Lithia Motors, Inc. (the "Borrower") and the Guarantors have entered into a Credit Agreement with U.S. Bank National Association and the financial institutions who are from time to time parties thereto (the "Lenders"), and U.S. Bank National Association, as agent for the Lenders (in such capacity, the "Agent"), (as the same may be amended, modified, supplemented or extended from time to time and any number of substitutions, renewals and replacements thereof or therefor, the "Credit Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower for the benefit of the Loan Parties from time to time.

      B. The Lenders' obligations to extend credit to the Borrower are subject, among other things, to execution of this Guaranty by the Guarantors.

      For valuable consideration, the Guarantors hereby agree as follows:

      1. Definitions and Other Interpretive Provisions. Capitalized terms used but not defined in this Guaranty shall have the meanings ascribed to them in the Credit Agreement. The "Rules of Interpretation" in section 1.2 of the Credit Agreement shall be applicable to this Guaranty and are hereby incorporated into this Guaranty.

      2. Continuing Guaranty. The Guarantors absolutely, irrevocably, and unconditionally, jointly and severally, guarantee the full and punctual payments and performance of the Obligations whether any such Obligation is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether the Borrower may be liable individually or jointly with others; whether recovery on the Obligations may be or may become barred or unenforceable against the Borrower or any other Loan Party for any reason whatsoever; and whether the Obligations arise from transactions which may be voidable on account of ultra vires, or otherwise; together with all costs, expenses and Attorney Fees incurred in connection with or relating to, the collection of the Obligations, the collection and sale of any Collateral for the Obligations or this Guaranty, or the enforcement of this Guaranty. The provisions of this Guaranty shall extend and be applicable to all renewals, replacements, amendments, extensions, consolidations and modifications of the Obligations and the Loan Documents underlying the Obligations, and any and all references in this Guaranty to the Obligations or any Loan Document shall be deemed to include any such renewals, replacements, amendments, extensions, consolidations, or modifications thereof.



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      3.    Nature  of  Guaranty.   The   Guarantors'   liability  under  this
Guaranty shall be open, continuous, direct and immediate and not conditional or contingent on the pursuit of any remedies against the Borrower or any Loan Party or any other Person. The Guarantors intend to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Obligations. Accordingly, no payments made upon the Obligations will discharge or diminish the continuing liability of the Guarantors in connection with any remaining portions of the Obligations or any of the Obligations which subsequently arise or is
thereafter   incurred  or   contracted.   Even  if  this   Guaranty  has  been
terminated, if any payment or other transfer to any Lender on account of any Obligations guaranteed hereby is avoided or set aside under any applicable bankruptcy, insolvency or fraudulent conveyance law or law for the relief of debtors or on any other basis, or if any Lender in its sole discretion consents in good faith to any such avoidance or set aside, such Obligations and the liability of the Guarantors under this Guaranty shall be deemed to continue or be reinstated to the extent of such payment or transfer.

      The Guarantors acknowledge that they are liable for the full amount of all Obligations for the reason that in addition to receiving loan proceeds from the Borrower, the Guarantors are receiving substantial corporate benefits by the Agent making this credit facility available to Lithia Motors, Inc., its Subsidiaries and Affiliates. The corporate benefits include the ability of the Loan Parties to consolidate credit so that the Loan Parties may take advantage of lower interest rates, including the ability to obtain LIBOR Loans.

      The Guarantors acknowledge that the Agent is relying on the Guarantors to guaranty all the Obligations hereunder even though the Guarantors may not directly receive all the loan proceeds under the Credit Agreement.

      4. Duration of Guaranty. This Guaranty will take effect when received by the Agent without the necessity of any acceptance by any Lender, or any notice to the Guarantors or to the Borrower, and will continue in full force until all Obligations incurred or contracted shall have been fully and finally paid and satisfied and all other obligations of the Guarantors under this Guaranty shall have been performed in full. Release of any other guarantor for or termination of any other guaranty of the Obligations shall not affect the liability of any other Guarantor under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Obligations covered by this Guaranty, and it is specifically acknowledged and agreed by the Guarantors that reductions in the amount of Obligations, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon the Guarantors and the Guarantors' successors and assigns as to any guaranteed Obligations at all times, and remains binding even though the Obligations guaranteed may from time to time equal zero dollars ($0.00).

      5. Guarantors' Authorization to Lenders. Each Guarantor authorizes, the Agent and each Lender without notice or demand and without lessening the Guarantor's liability under this Guaranty, from time to time: (a) to make one or more additional secured or unsecured loans to the Borrower, to lease equipment or other goods to the Borrower, or otherwise to extend additional credit to the Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Obligations or any part of the Obligations, including increases and decreases of the rate of interest on the Obligations; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Obligations, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of the Loan Parties or any Loan Party's sureties, endorsers, or other guarantors on any terms or in any manner Agent may choose; (e) to determine how, when and what application of payments and credits shall be made on the Obligations; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Agent in its discretion may determine; (g) to sell, transfer, assign, or grant participations in any or any part of the Obligations; and
(h) to assign or transfer this Guaranty in whole or in part.

      6. Guarantors' Representations and Warranties. Each Guarantor jointly and severally represents and warrants to the Lenders that (a) no representations or agreements of any kind have been made to the Guarantors which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at the Borrower's and each other Loan Party's request and not at the request of the Lenders; (c) each Guarantor has full power,


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right and authority to enter into this  Guaranty;  (d) the  provisions of this
Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon any Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to the Guarantor;
(e) such  Guarantor has not and will not, without the prior written consent of
the  Lenders,  sell,  lease,  assign,  encumber,  hypothecate,   transfer,  or
otherwise dispose of its assets, or any interest therein, except as may be permitted by the Credit Agreement; (f) upon the Lenders' request, a Guarantor will provide to the Lenders financial and credit information in form acceptable to the Lenders, and all such financial information which currently has been, and all future financial information which will be provided to the Lenders is and will be true and correct in all material respects and fairly presents the financial condition of the Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in any Guarantor's financial condition since the date of the most recent financial statements provided to the Lenders and no event has occurred which may materially adversely affect a Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against any Guarantor is pending or threatened; (i) the Lenders have made no representation to any Guarantor as to the creditworthiness of the Borrower or any other Loan Party; and (j) the Guarantors have established adequate means of obtaining from the Borrower or any other Loan Party on a continuing basis information regarding the Borrower's and each other Loan Party's financial condition. The Guarantors agree to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect the Guarantors' risks under this Guaranty, and the Guarantors further agree that the Lenders shall have no obligation to disclose to the Guarantors any information or documents acquired by the Lenders in the course of their relationship with the Borrower or any other Loan Party.

      7.    Guarantors' Waivers.

            7.1 Except as prohibited by applicable law, each Guarantor waives any right to require the Lenders (a) to continue lending money or to extend other credit to the Borrower or any other Loan Party; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Obligations or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of the Borrower or any other Loan Party, any Lender, any surety, endorser, or other guarantor in connection with the Obligations or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any Person, including the Borrower, any other Loan Party, or any other Guarantor; (d) to proceed directly against or exhaust any collateral held by the Lenders from the Borrower, any other Loan Party, any other Guarantor, or any other Person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security from the Borrower or any other Loan Party held by the Lenders or to comply with any other applicable provisions of the Uniform Commercial Code;
(f) to pursue any other remedy within any Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

            7.2 If now or hereafter (a) the Borrower or any other Loan Party shall be or become insolvent, and (b) the Obligations shall not at all times until paid be fully secured by Collateral pledged by the Borrower or any other Loan Party, each Guarantor hereby forever waives and relinquishes in favor of each Lender and Borrower, or such other Loan Party, and their respective successors, any claim or right to payment the Guarantor may now have or hereafter have or acquire against the Borrower or such other Loan Party, by subrogation or otherwise, so that at no time shall the Guarantor be or become a "creditor" of the Borrower, or such other Loan Party, within the meaning of 11 U.S.C. Section 547(b), or any successor provision of the Federal bankruptcy laws.

            7.3 Each Guarantor waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent the Lenders from bringing any action, including a claim for deficiency, against a Guarantor, before or after any Lender's commencement or completion of any foreclosure action, either the judicially or by exercise of a power of sale; (b) any election of remedies by any Lender which destroys or otherwise adversely affects a Guarantor's subrogation rights or a Guarantor's rights to proceed against the Borrower, or any other Loan Party, for reimbursement, including without limitation, any loss of rights the Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Obligations; (c) any disability or other defense of the Borrower, of any other Loan Party, of any other Guarantor of the Obligations, or of any other Person, or by reason of the cessation of the Borrower's or any other Loan Party's liability from any cause whatsoever, other than payment in full in legal tender, of the Obligations; (d) any right to claim discharge of the Obligations on the basis of unjustified impairment of any collateral for the Obligations; (e) any lack of notice to which the Guarantor might otherwise be entitled; (f) the inaccuracy of any representation or warranty by the Borrower or any other Loan Party contained in any Loan Document; (g) any assertion or claim that the automatic stay provided by 11


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U.S.C.  362 (arising on the voluntary or involuntary  bankruptcy  proceeding of the Borrower or any other Loan Party) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Agent to enforce any rights, whether now existing or hereafter acquired, which the Agent may have against the Borrower or any other Loan Party; (h) any statute of limitations, if at any time any action or suit brought by any Lender against a Guarantor is commenced, there are outstanding Obligations of the Borrower or any other Loan Party to any Lender which are not barred by any applicable statute of limitations; or (i) any defenses given to any Guarantor at law or in equity other than actual payment and performance of the Obligations. If payment is made by the Borrower or any other Loan Party, whether voluntarily or otherwise, or by any third party, on the Obligations and thereafter the Lenders are forced to remit the amount of that payment to the Borrower's or such other Loan Party's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Obligations shall be considered unpaid for the purpose of enforcement of this Guaranty.

            7.4 Guarantors warrant and agree that each of the waivers set forth above is made with the Guarantors' full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

      8. Lenders' Right of Setoff. In addition to all liens upon and rights of setoff against the moneys, securities or other property of any Guarantor given to the Lenders by law, the Lenders shall have, with respect to the Guarantor's obligations to the Lenders under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and the Guarantor hereby assigns, conveys, delivers, pledges, and transfers to the Lenders all of its right, title and interest in and to, all deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with the Lenders, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of the Lenders or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by the Lenders in accordance with the terms of the applicable Loan Documents.

      9. Subordination of Borrower's Debt to Guarantors. The Guarantors agree that the Obligations of the Borrower or any other Loan Party to the Lenders, whether now existing or hereafter created, shall be prior to any claim that any Guarantor may now have or hereafter acquire against the Borrower or such other Loan Party, whether or not the Borrower or such other Loan Party becomes insolvent. Each Guarantor hereby expressly subordinates any claim it may have against the Borrower or any other Loan Party, upon any account whatsoever, to any claim that the Lenders may now or hereafter have against the Borrower or such other Loan Party. In the event of insolvency and consequent liquidation of the assets of the Borrower or any other Loan Party, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of the Borrower or such other Loan Party applicable to the payment of the claims of both Lenders and the Guarantors shall be paid to the Agent or the Lenders and shall be first applied to the Obligations of the Borrower or such other Loan Party to Lenders. Each Guarantor hereby assigns to Lenders all claims which they may have or acquire against the Borrower or any other Loan Party or against any assignee or trustee in bankruptcy of the Borrower or such other Loan Party; provided, however, that such assignment shall be effective only for the purpose of assuring to Lenders full payment in legal tender of the
Obligations. If the Lenders so request, any notes or credit agreements now or hereafter evidencing any debts or obligations of the Borrower or any other Loan Party to any Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to the Lenders. The Guarantors agree, and the Lenders hereby are authorized, in the name of any Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as the Lenders deem necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

      10. Amendments. This Guaranty and the other Loan Documents constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty and may be amended only by an agreement in writing entered into in accordance with the provisions of the Credit Agreement.



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      11.   Attorney Fees;  Expenses.  The Guarantors agree to pay upon demand all of Lenders' costs and expenses, including Lenders' legal fees and expenses, incurred in connection with the enforcement of this Guaranty. The
Lenders may pay someone else to help enforce this Guaranty, and the Guarantors shall pay the costs and expenses of such enforcement. Costs and
expenses  include  the  Lenders'   attorneys'  fees  and  legal  expenses  and
disbursements whether or not there is a lawsuit, of outside counsel, and allocated costs of in-house counsel, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, petitions for review, and any anticipated post-judgment collection services. The Guarantors also shall pay all court costs and such additional fees as may be directed by the court.

      12.   Notices.  Any  demand  or  notice  to be  given  pursuant  to this
Guaranty shall be given in accordance with the terms of Section 11.1 ("Notices") of the Credit Agreement.

      13. Successors and Assigns. This Guaranty may be assigned and transferred by any Lender to any assignee and transferee of any Obligations; however, the duties and obligations of the Guarantors may not be delegated or transferred by the Guarantors without the written consent of all Lenders. The rights and privileges of the Lenders shall inure to the benefit of their respective successors and assigns, and the duties and obligations of the Guarantors shall bind their respective successors and assigns.

      14. No Waiver by Lender. No Lender shall be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by the Lender. No failure or delay on the part of any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Failure by any Lender to insist upon strict performance hereof shall not constitute a relinquishment of its right to demand strict payment by any person on any Obligations, with knowledge of a default on any Obligations or of a breach of this Guaranty, or both, shall not be construed as a waiver of the default or breach.

      15.   Interpretation;   Partial   Invalidity.   Whenever  possible  each
provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      16. Joinder. Each Guarantor agrees that from time to time in the event that it shall acquire or form any Subsidiary or Affiliate, it shall cause such Subsidiary or Affiliate to execute and deliver a Joinder Agreement, and that upon such execution and delivery, this Guaranty shall become the binding obligation of such Subsidiary or Affiliate.

      17. Governing Law. THIS GUARANTY IS A CONTRACT UNDER THE LAWS OF THE STATE OF OREGON AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OR OREGON (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OF LAW OR CHOICE OF LAW PROVISIONS, RULES, OR
PRINCIPLES). EACH GUARANTOR CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY OF THE FEDERAL OR STATE COURTS LOCATED IN MULTNOMAH COUNTY IN THE STATE OF OREGON IN CONNECTION WITH ANY ACTION TO ENFORCE THE RIGHTS OF THE AGENT UNDER THIS GUARANTY. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN THE COURTS REFERRED TO IN THE PRECEDING SENTENCE AND HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

      18. Waiver of Jury Trial. EACH GUARANTOR AND THE AGENT HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS UNDER THIS GUARANTY OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER

THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (b) ACKNOWLEDGES THAT THE AGENT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BECAUSE OF, AMONG OTHER THINGS, SUCH GUARANTOR'S WAIVERS AND CERTIFICATIONS CONTAINED IN THIS GUARANTY.

      19.   Credit  Agreement   Controls.   If  there  are  any  conflicts  or
inconsistencies among the Credit Agreement and this Guaranty, the provisions of the Credit Agreement shall prevail and control.

      20.   Disclosure.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

      THE GUARANTORS ACKNOWLEDGE RECEIPT OF A COPY OF THIS GUARANTY, AND EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON THE GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO THE LENDERS AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY THE LENDERS IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.

      IN WITNESS WHEREOF, the undersigned have duly executed this Guaranty as of the date set forth in the preamble to this Guaranty.

LITHIA HOLDING COMPANY, L.L.C.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title:  Manager

LITHIA TLM, L.L.C.

By:   Lithia Motors, Inc., as Manager

      By:   /s/ Sidney B. DeBoer
            Name:  Sidney B. DeBoer
            Title:  Chairman of the Board and
            Chief Executive Officer

LITHIA'S GRANTS PASS AUTO CENTER, L.L.C.

By:   Lithia Motors, Inc., as Manager

      By:   /s/ Sidney B. DeBoer
            Name:  Sidney B. DeBoer
            Title:  Chairman of the Board and
            Chief Executive Officer

LITHIA DODGE, L.L.C.

By:   Lithia Motors, Inc., as Manager

      By:   /s/ Sidney B. DeBoer
            Name:  Sidney B. DeBoer
            Title:  Chairman of the Board and
            Chief Executive Officer

LITHIA CHRYSLER PLYMOUTH JEEP EAGLE, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA MTLM, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LGPAC, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA DM, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

SATURN OF SOUTHWEST OREGON, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA HPI, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA DE, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA DC, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA FN, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA TKV, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA FVHC, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA VWC, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA NB, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA BB, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA MB, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA JEB, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA RENTALS, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA AUTO SERVICES, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA SALMIR, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA BNM, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA MMF, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA FMF, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA JEF, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA NF, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

LITHIA FINANCIAL CORPORATION

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title: President

ACCEPTED IN PORTLAND OREGON AS OF THE DATE FIRST ABOVE WRITTEN

U.S. BANK NATIONAL ASSOCIATION, as Agent

By:   ________________________________
      Name:
      Title:

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